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                                                                   EXHIBIT 10.38

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of September 29, 1999, by and among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (the "COMPANY"), H.J. HEINZ COMPANY, a Pennsylvania corporation ("HEINZ") and ARTAL LUXEMBOURG S.A., a Luxembourg corporation ("ARTAL").

                                    RECITALS

            WHEREAS, upon the completion of the transactions contemplated by the Recapitalization and Stock Purchase Agreement, dated as of July 22, 1999 (the "RECAPITALIZATION AGREEMENT"), among the Company, Heinz, and Artal, Heinz will own 1,428,000 shares of common stock of the Company, no par value per share (the "COMMON STOCK"), and Artal will own 22,372,000 shares of Common Stock.

            WHEREAS, the Company, Heinz and Artal will enter into a Stockholders' Agreement (the "STOCKHOLDERS' AGREEMENT") concurrently with the execution hereof.

            NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, in the Recapitalization Agreement and in the Stockholders' Agreement, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1.1 DEFINITIONS. Capitalized terms used in this Agreement shall have the meanings set forth below:

            "ADVICE" shall have the meaning specified in Section 2.4.

            "ARTAL ASSIGNEE" means a Person to whom Artal has transferred Artal Registrable Securities and to whom Artal has assigned its rights hereunder with respect to such Artal Registrable Securities, but only to the extent of the terms of the assignment of such rights.

            "ARTAL REGISTRABLE SECURITIES" means, collectively, (a) the Common Stock acquired by Artal on the date hereof and (b) all securities issued with respect to the Common Stock described in clause (a) above by way of a Recapitalization. Except for the Artal Registrable Securities transferred to the Future Investors within 60 days of the date hereof, Artal Registrable Securities shall remain Artal Registrable Securities in the hands of any transferee. Any particular Artal Registrable Securities shall cease to be Artal Registrable Securities when (i) a Registration Statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of by the Holder thereof pursuant to such Registration Statement; (ii) such securities are distributed to the public pursuant to Rule 144 (or any successor provisions promulgated under the Securities Act); (iii) such securities shall have been otherwise transferred and new certificates for it not bearing a legend restricting further transfer shall have been delivered by the Company; or (iv) such securities shall have ceased to be outstanding.

            "CONVERSION SECURITIES" shall have the meaning specified in Section 3.11.

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            "DEMANDING PARTY" shall have the meaning specified in Section
      2.1(a).

            "DEMAND NOTICE" shall have the meaning specified in Section 2.1(a).

            "DEMAND REGISTRATION" shall have the meaning specified in Section 2.1(a).

            "DEMAND REGISTRATION STATEMENT" shall have the meaning specified in
      Section 2.1(b).

            "EFFECTIVENESS DATE" shall have the meaning specified in Section 2.1(b).

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

            "EXECUTIVE AGREEMENTS" shall have the meaning specified in Section 2.9.

            "FILING DATE" shall have the meaning specified in Section 2.1(b).

            "FUTURE INVESTOR" means any Person who purchases Common Stock from Artal pursuant to a stock purchase agreement which designates such Person to be a Future Investor for purposes of this Agreement and who agrees to become a party to, and agrees to be bound by, the provisions of this Agreement with respect to Future Investors by delivering a joinder agreement, substantially in the form of Exhibit A hereto, to the Company.

            "FUTURE INVESTORS' REGISTRABLE SECURITIES" means, collectively, (a) the Common Stock acquired from Artal by each Future Investor within 60 days of the date hereof and (b) all securities issued with respect to the Common Stock described in clause (a) above by way of a Recapitalization. Future Investors' Registrable Securities that are transferred in accordance with the provisions of the applicable stockholders' agreement to which such Future Investor and Artal are parties, shall remain Future Investors' Registrable Securities in the hands of any such transferee. Any particular Future Investors' Registrable Securities shall cease to be Future Investors' Registrable Securities when (i) a Registration Statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of by the Holder thereof pursuant to such Registration Statement; (ii) such securities are distributed to the public pursuant to Rule 144 (or any successor provisions promulgated under the Securities Act); (iii) such securities shall have been otherwise transferred and new certificates for it not bearing a legend restricting further transfer shall have been delivered by the Company; or (iv) such securities shall have ceased to be outstanding.

            "HEINZ REGISTRABLE SECURITIES" means, collectively, (a) the Common Stock acquired by Heinz on the date hereof and (b) all securities issued with respect to the Common Stock described in clause (a) above by way of a Recapitalization. Heinz Registrable Securities that are transferred in accordance with the provisions of the Stockholders' Agreement shall remain Heinz Registrable Securities in the hands of any such transferee. Any particular Heinz Registrable Securities shall cease to be Heinz Registrable Securities when (i) a Registration Statement with respect to such securities shall have been declared effective under the Securities

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Act and such securities shall have been disposed of by the Holder thereof pursuant to such Registration Statement; (ii) such securities are distributed to the public pursuant to Rule 144 (or any successor provisions promulgated under the Securities Act); (iii) such securities shall have been otherwise transferred and new certificates for it not bearing a legend restricting further transfer shall have been delivered by the Company; or (iv) such securities shall have ceased to be outstanding.

            "HOLDER" means any holder of Registrable Securities.

            "INCIDENTAL REGISTRATION" shall have the meaning specified in
      Section 2.2(a).

            "INDEMNIFIED PARTY" shall have the meaning specified in Section 2.6(a).

            "INSPECTORS" shall have the meaning specified in Section 2.4(n).

            "LOSSES" shall have the meaning specified in Section 2.6(a).

            "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

            "OTHER HOLDER" shall have the meaning specified in Section 2.2(b).

            "OTHER INVESTORS' REGISTRABLE SECURITIES" means, collectively, the Heinz Registrable Securities and the Future Investors' Registrable Securities.

            "OTHER REGISTRABLE SECURITIES" shall have the meaning specified in
      Section 2.2(b).

            "PERSON" means an individual, a partnership, a joint venture, a corporation, an association, a joint stock company, a limited liability company, a trust, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

            "PROCEEDING" shall have the meaning specified in Section 2.6(c).

            "PROSPECTUS" means the prospectus included in the Registration Statement, including any form of prospectus or any preliminary prospectus, as amended or supplemented by any prospectus supplement and by all other amendments or supplements to such prospectus, including all post-effective amendments and all material, if any, incorporated by reference or deemed to be incorporated by reference into such prospectus.

            "RECAPITALIZATION" means any stock split, reverse stock split, dividend or combination, or any recapitalization, reclassification, merger, consolidation, exchange or other similar reorganization.

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            "REGISTRABLE SECURITIES" means the Artal Registrable Securities, the
      Heinz Registrable Securities, the Future Investors' Registrable Securities and any securities deemed to be Registrable Securities pursuant to Section
      2.9 hereof.

            "REGISTRATION NOTICE" shall have the meaning specified in Section 2.1(b).

            "REGISTRATION STATEMENT" means any registration statement of the Company under which any of the Registrable Securities are included therein pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "RULE 144" means Rule 144 promulgated by the SEC under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

            "RULE 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

            "SEC" means the Securities and Exchange Commission.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

            "SPECIAL COUNSEL" means a single law firm selected by a majority of the Holders of the Registrable Securities being registered pursuant to any Registration Statement.

            "UNDERWRITER" has the meaning set forth in Section 2(11) of the Securities Act.

            Section 2.1 DEMAND REGISTRATIONS.

            (a) DEMAND REGISTRATIONS. At any time and from time to time, the Company shall, upon receipt of a written request (the "DEMAND NOTICE") given by Artal or an Artal Assignee (each a "DEMANDING PARTY") to register the Artal Registrable Securities, file a Registration Statement and shall, subject to the provisions of Section 2.1(c), include in the Registration Statement for registration the Registrable Securities requested to be registered by such Demanding Party. A registration effected pursuant to this Section 2.1(a) is referred to herein as a "DEMAND REGISTRATION".

            (b) FILING AND EFFECTIVENESS. Each Registration Statement filed in connection with a Demand Registration (the "DEMAND REGISTRATION STATEMENT") shall be on Form S-1 or another available form acceptable to the Demanding Party permitting registration of such securities for resale by the Demanding Party in the manner or manners designated by it (including, without limitation, one or more underwritten offerings). The Company shall file the Demand Registration Statement as promptly as practicable but in any event within 60 days after

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receiving a Demand Notice (the "FILING DATE") and shall use its best efforts to cause the same to be declared effective by the SEC within 120 days (in each case, the "EFFECTIVENESS DATE") of the date on which the Demanding Party gives the Demand Notice required by Section 2.1(a) hereof with respect to such Demand Registration.

            Within ten days after receipt of such Demand Notice, the Company shall serve written notice (the "REGISTRATION NOTICE") of such registration request and the intended method of distribution to all other Holders of Registrable Securities and shall, subject to the provisions of Section 2.1(c) hereof, include in such registration all Registrable Securities of the class then being registered with respect to which the Company receives written requests for inclusion therein within fifteen (15) business days after the receipt of the Registration Notice by the applicable Holder. All requests made pursuant to this Section 2.1 will specify the number of Registrable Securities to be registered.

            The Company hereby agrees to use its best efforts to comply with all necessary provisions of the federal securities laws in order to keep such Registration Statement effective for a period of 180 days from its Effectiveness Date.

            (c) PRIORITY ON DEMAND REGISTRATIONS. If the Registrable Securities registered pursuant to a Demand Registration are to be sold in one or more firm commitment underwritten offerings, and the managing Underwriter of such underwritten offering advises the Holders of such securities that, in its opinion, the amount of securities requested to be included in such registration exceeds the number which can be sold in such offering without a reasonable likelihood of adversely affecting the price, timing or distribution of the securities being offered, then the Company shall register (i) FIRST, the maximum number of Registrable Securities requested to be included in such registration by the Holders which in the Underwriter's opinion can be sold, PRO RATA based on the number of Registrable Securities requested to be included by such Holders, until all of such Registrable Securities have been registered, (ii) SECOND, the number of securities requested to be included in such registration by the holders of the Company's securities pursuant to any incidental or piggyback registration rights which in the Underwriter's opinion can be sold, PRO RATA based on the number of securities requested to be included by such holders and
(iii) THIRD, the maximum number of securities requested to be included in such registration by the Company which in the Underwriter's opinion can be sold without having such an adverse effect.

            (d) SHELF REGISTRATIONS. Upon receipt of a written request by a Demanding Party, the Company shall use its best efforts to file and maintain an effective Registration Statement on Form S-3 at any time the Company is eligible to register securities on such form; PROVIDED, HOWEVER, that the Company shall not be obligated to comply with this Section 2.1(d) at any time that the Board of Directors of the Company determines, in its good faith judgment, that complying with this Section would interfere with a valid need not to disclose confidential information or because it would materially interfere with any financing, acquisition, corporate reorganization or merger or other transaction involving the Company.

            (e) OTHER REGISTRATIONS. The Company shall not effect any registration of its securities (except on Form S-8, S-4 or any successor or similar forms), or effect any public or

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private sale or distribution of any of its securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any Holder or Holders of such securities (other than pursuant to and in accordance with this Section 2.1), from the date of a request to register Registrable Securities pursuant to and in accordance with this Section 2.1 until the earlier of (i) 90 days after the date on which all securities covered by such Demand Registration have been sold or (ii) 180 days after the date such Demand Registration has been declared effective by the SEC unless the Company shall have first notified in writing the Holders of the Registrable Securities covered by such Registration Statement of its intention to do so, and the Holders of a majority of the Registrable Securities, Artal or the managing Underwriter, if any, shall have consented thereto in writing; PROVIDED, that the restriction contained in this clause shall only be applicable to securities of the Company of the same class as the Registrable Securities which are the subject of any such request.

            (f) POSTPONEMENT OF REGISTRATION. Notwithstanding anything to the contrary contained herein, the Company may postpone for up to ninety (90) days the filing or the effectiveness of a Registration Statement for a registration requested if its Board of Directors reasonably believes the requested registration would have a material adverse effect on, or interfere in any material respect with, any proposal or plan by the Company to engage in any public financing or any material pending corporate development or transaction, including, without limitation, a material acquisition of assets (other than in the ordinary course of business), any tender offer or any merger, consolidation or other similar transaction material to the Company and its subsidiaries taken as a whole.

            Section 2.2 INCIDENTAL REGISTRATIONS.

            (a) "PIGGY-BACK' REGISTRATIONS". If the Company at any time proposes to register any Common Stock (or any class of securities which were also issued with respect to Common Stock by way of a Recapitalization) under the Securities Act (other than a registration on Form S-8, S-4 or any successor or similar forms) for public offerings for cash, whether or not for its own account, it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section 2.2 (it being understood that only those Holders of Registrable Securities of the class then being registered shall have any rights under this Section 2.2 with respect to such registration), at least 30 days prior to the anticipated date of the initial filing of the registration statement relating to such registration. Such notice shall offer all such Holders the opportunity to include in such registration statement such number of Registrable Securities of the class then being registered as each such Holder may request. Upon the written request of any such Holder made within 20 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities of the class then being registered which the Company has been so requested to register by the Holders thereof, to permit the disposition of the Registrable Securities to be so registered, PROVIDED that (i) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the Underwriters selected by the Company on the same terms and conditions as apply to the Company (except that indemnification obligations of the Holders shall be limited to those obligations set forth in

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Section 2.6(b)) and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 2.2 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. A registration effected pursuant to this Section 2.2(a) is referred to herein as an "INCIDENTAL REGISTRATION".

            (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 2.2 involves an underwritten offering and the managing Underwriter advises the Company that, in its opinion, the number of securities (including all Registrable Securities) which the Company, the Holders and any other Persons propose to include in such registration exceeds the number which can be sold in such offering without a reasonable likelihood of adversely affecting the price, timing or distribution of the securities being offered, the Company will include in such registration (i) FIRST, all the securities the Company initially proposes to sell for its own account if the Company initiates such Incidental Registration or for the account of any security holder pursuant to any contractual requirement to register securities (unless such holder is exercising incidental registration rights subject to a proration provision similar to the provisions set forth in this Section 2.2(b) or demand registration rights subject to a proration provision similar to the provisions applicable to a Demanding Party as set forth in Section 2.1(c) hereof, in which case the provisions of the following clause (ii) shall apply to the securities of such holder), (ii) SECOND, to the extent that the number of securities referred to in clause (i) is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all Registrable Securities requested to be included in such registration by the Holders pursuant to Section 2.2(a) and all securities of the class then being registered ("OTHER REGISTRABLE SECURITIES") requested to be included by any holder (each, an "OTHER HOLDER") of Other Registrable Securities pursuant to any similar registration rights agreement, PROVIDED, that if the number of Registrable Securities and Other Registrable Securities so requested to be included in such registration, together with the number of securities to be included in such registration pursuant to clause (i) of this Section, exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Securities and Other Registrable Securities requested to be included in such registration by the Holders pursuant to Section 2.2(a) and the Other Holders pursuant to any similar registration rights agreement shall be limited to such extent and shall be allocated PRO RATA among (A) all Holders requesting such registration pursuant to Section 2.2(a) and (B) all Other Holders requesting such registration pursuant to any similar registration rights agreement on the basis of the relative number of securities requested to be included in such registration, and (iii) THIRD, if the Company does not initiate the Incidental Registration, to the extent the number of securities referred to in clauses (i) and (ii) is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, securities of the class then being registered the Company proposes to sell for its own account up to the number of such securities that, in the opinion of the managing Underwriter, can be sold without having such adverse effect.

            Section 2.3 HOLD-BACK AGREEMENTS. Each Holder of Registrable Securities agrees, if requested (pursuant to a timely written notice) by the managing Underwriter in an

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underwritten offering, not to effect any public sale or distribution of any of the issue being registered or a similar security of the Company or any securities convertible or exchangeable or exercisable for such securities including a sale pursuant to Rule 144 or Rule 144A (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 180 days after, the closing date of each underwritten offering made pursuant to such Registration Statement (or such shorter period as the managing Underwriter may agree), to the extent timely notified in writing by the Company or by the managing Underwriter.

            Section 2.4 REGISTRATION PROCEDURES. In connection with the registration of any Registrable Securities, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

            (a) Prepare and file with the SEC a Registration Statement or Registration Statements on Form S-1 or such other form available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that before filing any Registration Statement or Prospectus or any amendments or supplements thereto (not including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall afford the Holders of the Registrable Securities covered by such Registration Statement, their Special Counsel and the managing Underwriter, if any, an opportunity to review copies of all such documents proposed to be filed. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders have a right to review prior to the filing of such document, if the Holders of a majority of the Registrable Securities covered by such Registration Statement, their Special Counsel, or the managing Underwriter, if any, shall reasonably object, in writing, on a timely basis.

            (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the effectiveness period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) Notify the selling Holders of Registrable Securities, their Special Counsel and the managing Underwriter, if any, promptly (but in any event within 10 business days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including

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      financial statements and schedules, all documents incorporated or deemed to be incorporated by reference and all exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by
      Section 2.4(k) below cease to be true and correct in all material respects, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

            (e) If requested by the managing Underwriter, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing Underwriter, if any, or such Holders reasonably request to be included therein to comply with applicable law, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to take any actions under this Section 2.4(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

            (f) Furnish to each selling Holder of Registrable Securities who so requests and to Special Counsel and each managing Underwriter, if any, without charge, one conformed copy of the Registration Statement or Statements and each post-effective

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      amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

            (g) Deliver to each selling Holder of Registrable Securities, their Special Counsel, and the Underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and an amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Securities, to use its best efforts to register or qualify, and cooperate with the selling Holders of Registrable Securities, the Underwriters, if any, the sales agent and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any selling Holder or the managing Underwriter, if any, reasonably request in writing, PROVIDED, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform "blue sky" investigations and file registrations and qualifications required to be filed pursuant to this Section 2.4(h); use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period during which the related Registration Statement is required to be kept effective and use its best efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or (B) take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject.

            (i) Cooperate with the selling Holders of Registrable Securities and the managing Underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing Underwriter, if any, or Holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering, or at least 10 business days prior to any other such sale.

            (j) Upon the occurrence of any event contemplated by clause (v) or
      (vi) of Section 2.4(c) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the

      Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (k) If the offering is to be underwritten, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing Underwriter in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the Underwriters, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to Underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions shall be reasonably satisfactory (in form, scope and substance) to the managing Underwriter), addressed to the Underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Underwriters; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the Underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 2.6 hereof (or such other provisions and procedures acceptable to Holders of a majority of the Registrable Securities covered by such Registration Statement and the managing Underwriter or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

            (l) Use its best efforts to cause the Registrable Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if applicable, if so requested by the Holders of a majority of the Registrable Securities covered by such Registration Statement or the managing Underwriter, if any.

            (m) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange on which securities issued by the Company are then listed, or
      (ii) authorized to be quoted on the NASDAQ or the National Market System of the NASDAQ if the securities so qualify, in each case, if requested by the Holders of a majority of the Registrable Securities covered by such Registration Statement or the managing Underwriter, if any.

            (n) Make available for inspection by a representative of the Holders of Registrable Securities being sold, any Underwriter participating in any such disposition of Registrable Securities, if any, and any accountant retained by such representative of the Holders or Underwriter or Special Counsel (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement; PROVIDED, HOWEVER, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information, shall be kept confidential by such Inspector unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Inspector, is necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement, Prospectus or any supplement or post-effective amendment thereto or disclosure is otherwise required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector; without limiting the foregoing, no such information shall be used by such Inspector as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law.

            (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section ll(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to Underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to Underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the Effectiveness Date of a Registration Statement, which statements shall cover said 12-month periods.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing, PROVIDED, that such information shall be used only in connection with such registration. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information promptly after receiving such request.

            Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (ii), (iv), (v) or (vi) of Section 2.4(c), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(j), or until it is advised in writing (the "ADVICE") by the Company

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                                                                              13


that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice at any time during the effectiveness period of a Registration Statement for registration of an offering on a continuous basis under Rule 415, the effectiveness period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 2.4(j) or (y) the Advice.

            Section 2.5 REGISTRATION EXPENSES.

            (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the National Association of Securities Dealers, Inc. in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or "blue sky" laws (including, without limitation, fees and disbursements of counsel for the Underwriters or counsel for the Company, in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as provided in Section 2.4(h), in the case of Registrable Securities)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing Underwriter, if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company,
(v) fees and disbursements of all independent certified public accountants referred to in Section 2.4(k) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Underwriters' fees and expenses (excluding discounts, commissions, or fees of Underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, but including the fees and expenses of any "qualified independent Underwriter" or other independent appraiser participating in an offering pursuant to Schedule E to the By-laws of the National Association of Securities Dealers, Inc.), (vii) rating agency fees, (viii) Securities Act liability insurance, if the Company so desires such insurance, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and (xii) the fees and expenses of any Person, including special experts, retained by the Company.

            (b) In connection with any Registration Statement hereunder, the Holders of the Registrable Securities being registered shall bear the discounts, commissions, or fees of Underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities and the fees and disbursements of Special Counsel or such other counsel chosen by the Holders.

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                                                                              14

            Section 2.6 INDEMNIFICATION, CONTRIBUTION.

            (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities, the officers, directors and agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), the officers, directors, agents and employees of each such controlling person and any financial or investment adviser (each, an "INDEMNIFIED PARTY"), from and against any and all losses, claims, damages, liabilities, actions or proceedings (whether commenced or threatened), reasonable costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and reasonable expenses (including reasonable expenses of investigation) (collectively, "LOSSES"), as incurred, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplements thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein (in the case of any Prospectus or form of prospectus or any amendment or supplement thereto or any preliminary prospectus, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading, except to the extent that the same arise out of or are based upon information furnished in writing to the Company by such Indemnified Party or the related Holder of Registrable Securities expressly for use therein or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; PROVIDED, HOWEVER, that the Company shall not be liable to any Indemnified Party to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (x) such Indemnified Party or the related Holder of Registrable Securities failed to send or deliver (if it had a duty to do so) a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Indemnified Party or the related Holder of Registrable Securities to the Person asserting the claim from which such Losses arise, (y) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, and (z) the Company has complied with its obligations under Section 2.4(c). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated by reference therein. Such indemnity and reimbursement of costs and expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

            (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder of Registrable Securities or an authorized officer of such Holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees, severally and not jointly, to indemnify, to the full extent permitted by law, the Company and its respective directors, officers, agents and employees each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses

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                                                                              15


arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein (in the case of any Prospectus or form of prospectus or any amendment or supplement thereto or any preliminary prospectus, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus and that such statement or omission was relied upon by the Company in preparation of such Registration Statement, Prospectus or form of prospectus; PROVIDED, HOWEVER, that such Holder of Registrable Securities shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company within a reasonable period of time prior to the filing of any such Registration Statement or Prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

            (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Person shall be entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such indemnified party shall give prompt notice to the party or parties from which such indemnity is sought (the "INDEMNIFYING PARTIES") of the commencement of any action, suit, proceeding or investigation or written threat thereof (a "PROCEEDING") with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; PROVIDED, HOWEVER, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been materially prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such Proceeding with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (1) the indemnifying parties agree to pay such fees and expenses; (2) the indemnifying parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such indemnified party or parties; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties, and there may be one or more defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying parties, in which case, if such indemnified party or parties notifies the

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                                                                              16


indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that, unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any such Proceeding and any substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. Whether or not such defense is assumed by the indemnifying parties, such indemnifying parties or indemnified party or parties will not be subject to any liability for any settlement made without its or their consent (which consent shall not be unreasonably withheld or delayed). The indemnifying parties shall not consent to entry of any judgment or enter into any settlement which (i) provides for other than monetary damages without the consent of the indemnified party or parties (which consent shall not be unreasonably withheld or delayed) or (ii) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party or parties of a release, in form and substance satisfactory to the indemnified party or parties, from all liability in respect of such Proceeding for which such indemnified party would be entitled to indemnification hereunder.

            (d) CONTRIBUTION. If the indemnification provided for in this
Section 2.6 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section
2.6 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 2.6(a) or 2.6(b) was available to such party.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 2.6(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            Section 2.7 RULES 144 AND 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities make publicly available other information so long as such information is necessary to permit sales under Rules 144 and 144A), and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

            Section 2.8 UNDERWRITTEN REGISTRATIONS. If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Company with the consent of a majority of the Registrable Securities included in such registration. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person initiating such registration and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

            Section 2.9 OTHER INVESTORS. The Company may enter into employment and related agreements ("EXECUTIVE AGREEMENTS") with other purchasers of Common Stock who are directors and/or employees of the Company or one of its subsidiaries or affiliates, which agreements will incorporate the provisions of this Agreement and give such purchasers all of the rights, preferences and privileges of an original party to this Agreement (other than the Company) pursuant to this Agreement; PROVIDED that, pursuant to any such agreement, such purchaser shall expressly agree to be bound by all of the terms, conditions and obligations of this Agreement as if such purchaser were an original party (other than the Company) hereto; and PROVIDED FURTHER that such purchaser shall not obtain any right to request a Demand Registration pursuant to Section 2.1. All Common Stock (including all securities issued with respect to such Common Stock by way of a Recapitalization) issued or issuable pursuant to Executive Agreements shall be deemed to be Registrable Securities for purposes of this Agreement.

            TERMINATION. This Agreement will no longer be binding or of further force or effect as to any Holder as of the date such Holder no longer holds any Registrable Securities.

            REMEDIES.

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                                                                              18

            (a) Each Holder shall have all rights and remedies reserved for such Holder pursuant to this Agreement and all rights and remedies which such Holders have been granted at any time under any other agreement or contract and all of the rights which such Holders have under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

            (b) It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

            CONSENT TO AMENDMENTS. Except as expressly set forth herein, the provisions of this Agreement may only be amended or waived with the prior written consent of the Company and Artal. Notwithstanding the foregoing, no waiver or amendment which materially adversely affects a party hereto shall be effective with respect to such Person without the prior written consent of such Person.

            SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all provisions contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted transferees (as specified in the applicable stockholders' agreement) of the parties hereto whether so expressed or not. This Agreement is not intended to create any third party beneficiaries.

            SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law. The parties agree that (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable,
(ii) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable and (iii) the remaining provisions shall remain enforceable to the extent permitted by law.

            COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

            NOTICES. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing or sent by facsimile and shall be deemed to have been given (i) when personally delivered or sent by facsimile (with proof of receipt at the number to which notices are required to be sent), (ii) one business day after being sent by overnight courier (receipt confirmation requested) or (iii) five business days

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                                                                              19


after being mailed by certified or registered mail (return receipt requested and postage prepaid) to the recipient. Such notices, demands and other communications will be sent to the Company and each Holder at the address or addresses indicated on the signature pages hereto, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice under this Section 3.7 to the sending party.

            GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

            FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

            JURISDICTION; VENUE; PROCESS. (a) The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly lie and shall be brought in any federal or state court located in the State of New York. By execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of such courts for itself or himself and in respect of its or his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby irrevocably waive any objection that such court is an improper or inconvenient forum for the resolution of such action.

            (b) Artal hereby irrevocably and unconditionally designates and directs Mr. David Van Zandt, with offices on the date hereof at Northwestern University School of Law, 357 East Chicago Avenue, Chicago, Illinois 60611, as its agent to receive service of any and all process and documents on its behalf in any legal action or proceeding related to this Agreement and agrees that service upon such agent shall constitute valid and effective service upon Artal and that failure of such agent to give any notice of such service to Artal shall not affect or impair in any way the validity of such service or of any judgment rendered in any action or proceeding based thereon.

            MERGER, AMALGAMATION OR CONSOLIDATION OF THE COMPANY. If the Company is a party to any merger, amalgamation, or consolidation pursuant to which the Registrable Securities are converted into or exchanged for securities or the right to receive securities of any other person ("CONVERSION SECURITIES"), the issuer of such Conversion Securities shall assume (in a writing delivered to all Holders) all obligations of the Company hereunder. The Company will not effect any merger, amalgamation, or consolidation described in the immediately preceding sentence unless the issuer of the Conversion Securities complies with this Section 3.11.

            MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                                     * * * *

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                    WEIGHT WATCHERS INTERNATIONAL, INC.


                                    By: /s/ Mark Matera
                                       _______________________________________


Address for Notices:                     With copies to:

Weight Watchers International, Inc.      Simpson Thacher & Bartlett
175 Crossways Park West                  425 Lexington Avenue
Woodbury, NY  11797                      New York, New York  10017
Facsimile No.:  516-390-1795             Facsimile No.:  212-455-2502
Attn:  Chief Executive Officer           Attn:  Robert E. Spatt, Esq.



                                    H.J. HEINZ COMPANY



                                    By: /s/ Mitchell Ring
                                       _______________________________________



Address for Notices:                     With copies to:

H.J. Heinz Company                       H.J. Heinz Company
600 Grant Street                         600 Grant Street
Pittsburgh, Pennsylvania 15219           Pittsburgh, Pennsylvania 15219
Facsimile No.:  412-456-6015             Facsimile No.:  412-456-6102
Attn:  Treasurer                         Attn:  Senior Vice President and
                                                General Counsel


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                                                                              22



                                    ARTAL LUXEMBOURG S.A.


                                    By: /s/ David Van Zandt
                                       _______________________________________



Address for Notices:                With copies to:

Artal Luxembourg S.A.               David Van Zandt
105, Grand-Rue                      Northwestern University School
L-1661 Luxembourg                     of Law
Luxembourg                          357 East Chicago Avenue
Facsimile No.:  352-22-42-59-22     Chicago, Illinois 60611
Attn:  Managing Director            Facsimile No.:  1-773-388-0291


                                         and

                                         Simpson Thacher & Bartlett
                                         425 Lexington Avenue
                                         New York, New York 10017
                                         Facsimile No.:  1-212-455-2502
                                         Attn:  Robert E. Spatt, Esq.


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                                                                       EXHIBIT A


                                JOINDER AGREEMENT


            By execution of this Joinder Agreement, the undersigned agrees to become a party to that certain Registration Rights Agreement, dated as of September 29, 1999 (the "Agreement"), among Weight Watchers International, Inc. (the "Company"), Artal Luxembourg S.A. and H.J. Heinz Company. By execution of this Joinder Agreement, the undersigned shall have all rights, and shall observe all the obligations, applicable to Future Investors (as defined in the Agreement) under the Agreement.

Name:_________________________

Address for Notices:                      With copies to:

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If an individual, are you presently married or separated?

                              yes _____                     no _____

(If yes, you must also have your spouse execute a spousal consent in the form attached hereto.)

                                    Signature:___________________

                                          Date:___________________


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                         CONSENT AND AGREEMENT OF SPOUSE


            I, _________________________________, am the spouse of
____________________, one of the stockholders of Weight Watchers International, Inc., a Virginia corporation (the "Company"). I acknowledge that my spouse is a party to that certain Registration Rights Agreement, dated as of September 29, 1999, among the Company, Artal Luxembourg S.A. and the H.J. Heinz Company (the "Agreement"), and that I have read the Agreement. I consent to, agree to, approve and ratify each and every one of the terms and provisions of the Agreement, and I further agree to provide all notices and information required of me in the time and manner set forth in the Agreement.

            Executed this ____ day of __________, 199_.



                                    --------------------------------
                                    (Signature of Consenting Spouse)